Exhibit 10.5

TETRALOGIC PHARMACEUTICALS CORPORATION

$47,000,000 Convertible Senior Notes due 2019

PURCHASE AGREEMENT

June 17, 2014

PURCHASE AGREEMENT

June 17, 2014

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, New York 10019

as the “Representative” to the Initial Purchasers

Ladies and Gentlemen:

TetraLogic Pharmaceuticals Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the initial purchasers named in Schedule A annexed hereto (the “Initial Purchasers”), for whom you are acting as the Representative, an aggregate of $47,000,000 principal amount of its 8.00% Convertible Senior Notes due 2019 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of June 23, 2014 (the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Securities will be convertible into common stock, $0.0001 par value per share (the “Common Stock”), of the Company.

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), in reliance upon an exemption therefrom.  The Company has prepared a preliminary offering memorandum dated June 10, 2014 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company and the Securities.  Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement.  The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed in Schedule B hereto.

Any reference herein to the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents.  Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Exchange Act”) on or after the Time of Sale, or the date of Preliminary Offering Memorandum, Time of Sale Information or Offering Memorandum, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading.  The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.  The term “or,” as used herein, is not exclusive.

The Company and the Initial Purchasers agree as follows:

1.                                      Purchase and Resale of the Securities by the Initial Purchasers.  (a) Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the number of Securities set forth opposite the name of such Initial Purchaser in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a price equal to 95.25% of the principal amount thereof.

(b)                                 The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information.  Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)                                     it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii)                                  it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)                               it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A.

(c)                                  Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(b) and

6(c) hereof, counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above, and each Initial Purchaser hereby consents to such reliance.

(d)                                 The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

2.                                      Payment and Delivery.  Payment of the purchase price for the Securities shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Securities to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Initial Purchasers.  Such payment and delivery shall be made at 10:00 A.M., New York City time, on June 23, 2014 (unless another time shall be agreed to by you and the Company).  The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.”  Electronic transfer of the Securities shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Securities shall be made at the offices of Cooley LLP at 1114 Avenue of the Americas, New York, NY 10036, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Securities.

3.                                      Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Initial Purchasers that:

(a)                                 the Preliminary Offering Memorandum did not, as of its date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation and warranty with respect to any statements made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 10 below;

(b)                                 the Time of Sale Information, at the Time of Sale, did not, and at the time of purchase, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation and warranty with respect to any statements made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 10 below;

(c)                                  the Company (including its agents and representatives, other than the

Initial Purchasers in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Schedule B hereto, including a term sheet substantially in the form of Schedule C hereto, which constitute part of the Time of Sale Information, and (iv) each electronic road show and any other written communications approved in writing in advance by you.  Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the time of purchase, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Each such Issuer Written Communication, as of its issue date and at all subsequent times through the completion of the offer and sale of the Securities or until any earlier date that the Company notified or notifies you, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Time of Sale Information or the Offering Memorandum, including any document incorporated by reference therein;

(d)                                 as of the date of the Offering Memorandum and as of the time of purchase, the Offering Memorandum does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 10 below;

(e)                                  the documents incorporated by reference in the Offering Memorandum or the Time of Sale Information, when filed with the Commission conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and such documents did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f)                                   as of the date of this Agreement, the Company has an authorized, issued and outstanding capitalization as set forth in the sections of the Time of Sale Information and the Offering Memorandum entitled “Capitalization” and “Description of Capital Stock” and, as of the time of purchase, the Company shall have an authorized, issued and outstanding capitalization as set forth in the sections of the Time of Sale Information and the Offering Memorandum entitled “Capitalization” and “Description of Capital Stock”; all of the shares of Common Stock conform to the description thereof contained in the Time of Sale Information and the Offering Memorandum;

(g)                                  at the time of purchase, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Time of Sale Information, as of the Time of Sale, and the Offering Memorandum, as of its date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act;

(h)                                 neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act;

(i)                                     none of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act;

(j)                                    assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act;

(k)                                 the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own or lease its properties and assets and conduct its business as described in the Time of Sale Information and Offering Memorandum, to execute and deliver this Agreement and to issue, sell and deliver the Securities as contemplated herein;

(l)                                     the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of common stock from the NASDAQ (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);

(m)                             the Company owns all of the issued and outstanding capital stock of each of its subsidiaries; other than the capital stock of its subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and its subsidiaries listed on Schedule D hereto, as in effect as of the date hereof, and all amendments thereto have been delivered to you, and no changes therein will be made on or after the date hereof through and including the time of purchase; each of the Company’s subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Time of Sale Information and the Offering Memorandum; each of the Company’s subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Company’s subsidiaries are outstanding; the Company has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Act;

(n)                                 the Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; all of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; the offering or sale of the Securities, as contemplated by this Agreement, does not  give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock;

(o)                                 the execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate or similar applicable action on the part of the Company, and this Agreement has been duly executed and delivered by the Company;

(p)                                 Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate of incorporation, by-laws or other organizational documents, as applicable, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any of its subsidiaries of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries, or any of their respective properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect;

(q)                                 the execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties is bound, or of the certificate of incorporation by-laws or other organizational documents, as applicable, of the Company or any of its subsidiaries or any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any of its subsidiaries of any court or of any government, regulatory body, non-governmental regulatory authority (including, without limitation, the rules and regulations of NASDAQ) or administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries, or any of their properties or assets;

(r)                                    each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative, governmental or other non-governmental body (including, without limitation, NASDAQ) necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect;

(s)                                   except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each of the Company and its subsidiaries (A) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of its business, (B) are in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (C) has not received any notice of any proceedings relating to the revocation or modification of any Governmental License;

(t)                                    there is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, or to which any of their respective properties is, or to the knowledge of the Company, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or other non-governmental regulatory authority (including, without limitation, NASDAQ) or otherwise which if determined adversely to the Company or any of its subsidiaries would, individually or in the aggregate, have a Material Adverse Effect;

(u)                                 Each of Ernst & Young LLP and EisnerAmper LLP, whose reports on the financial statements of the Company and its subsidiaries is included or incorporated by reference in the Time of Sale Information and the Offering Memorandum, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations and the Public Company Accounting Oversight Board (United States) as required by the Securities Act;

(v)                                 the financial statements of the Company and its subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Time of Sale Information and the Offering Memorandum, comply in all material respects with the applicable requirements of the Act and present fairly the financial position and the results of operations and cash flows of the Company and its subsidiaries, at the indicated dates and for the indicated periods; such financial statements and related schedules have been prepared in accordance with United States generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made;  the summary and selected financial and statistical data included in the Time of Sale Information and the Offering Memorandum present fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company and its subsidiaries; the pro forma financial information included or incorporated by reference in the Time of Sale Information and the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein; all disclosures contained in the Time of Sale Information and the Offering Memorandum regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable; each of the Company and its subsidiaries does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Time of Sale Information and the Offering Memorandum; there are no financial statements (historical or pro forma) that are required to be included in the Time of Sale Information and the Offering Memorandum that are not included as required;

(w)                               except as disclosed in the Time of Sale Information and the Offering Memorandum, each stock option granted under any stock option plan of the Company or any of its subsidiaries (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; except as would not, individually or in the aggregate, have a Material Adverse Effect, each such option (i) was granted in compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the board of directors (or a duly authorized committee thereof) of the Company or such subsidiary, as applicable, and (iii) has been properly accounted for in the Company’s financial statements in accordance with U.S. generally accepted accounting principles and disclosed in the Company’s filings with the Commission;

(x)                                 subsequent to the respective dates as of which information is given in the Time of Sale Information and the Offering Memorandum, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been, whether or not arising in the ordinary course of business, (i) any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, (ii) any material transaction entered into or any material transaction that is probable of being entered into by the Company or any of its subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Time of Sale Information and the Offering Memorandum, as each may be amended or supplemented, (iii) any loss or interference with its business that is material to the Company or its subsidiaries and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, (iv) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries;

(y)                                 the Company has obtained for the benefit of the Initial Purchasers the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) and any affiliate of such persons;

(z)                                  The Company is not or, after giving effect to the offering and sale of the Securities contemplated hereunder and the application of the net proceeds from such sale as described in the Time of Sale Information and the Offering Memorandum, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “Investment Company Act”);

(aa)                          the Company and each of its subsidiaries has good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described or described in the Time of Sale Information and the Offering Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Time of Sale Information and the Offering Memorandum or which (i) do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries or (ii) would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and its subsidiaries occupies their respective leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Time of Sale Information and the Offering Memorandum.

(bb)                          except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, each of the Company and its subsidiaries owns or has obtained valid and enforceable licenses for all patents, patent applications, inventions, trademarks, trade names, service marks, logos, trade dress, designs, data, database rights, Internet domain names, rights of privacy, rights of publicity, copyrights, works of authorship, license rights, trade secrets, know-how and proprietary information (including unpatented and unpatentable proprietary or confidential information, inventions, systems or procedures) and other industrial property and intellectual property rights described in the Time of Sale Information and the Offering Memorandum as being owned or licensed by them (collectively, “Intellectual Property”) which are necessary in all material respects for the conduct of its business as currently conducted or as currently proposed to be conducted in the future; to the Company’s knowledge: (i) there are no third parties who have rights to any material Intellectual Property, except for (x) those third party rights set forth in any applicable license agreement with respect to Intellectual Property that is disclosed in the Time of Sale Information and the Offering Memorandum as licensed to the Company, including but not limited to, customary reversionary rights of third-party licensors, (y) Intellectual Property jointly owned by the a third party and the Company; and (z) Intellectual Property subject to government rights under the Bayh-Dole Act (P.L. 96-517, Patent and Trademark Act Amendments of 1980); and (ii) there is no infringement by third parties of any Intellectual Property; there is no pending or, to the Company’s knowledge, overtly threatened action, suit, proceeding or claim by others: (A) challenging the Company’s or any of its subsidiaries’ rights in or to any Intellectual Property, and, except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, except standard patent examination proceedings before the applicable governmental authorities, and, except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Time of Sale Information and the Offering Memorandum as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and, except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; each of the Company and its subsidiaries has complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or its subsidiaries, and all such agreements are in full force and effect; each of the Company and its subsidiaries has taken all reasonable steps necessary to secure their interests in the Intellectual Property from their employees and contractors and to protect the confidentiality of all of their confidential information and trade secrets; the product candidates described in the Time of Sale Information and the Offering Memorandum as under development by the Company or its subsidiaries fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company or its subsidiaries;

(cc)                            none of the Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company and its subsidiaries has been obtained or is being used by the Company and its subsidiaries in violation of any contractual obligation binding on the Company, its subsidiaries or any of their officers, directors or employees or otherwise in violation of the rights of any persons; each of the Company and its subsidiaries owns or has a valid right to access and use all computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company and its subsidiaries (the “Company IT Systems”).  The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have implemented commercially reasonable backup, security and disaster recovery technology consistent in all material respects with applicable regulatory standards and customary industry practices;

(dd)                          except as described in the Time of Sale Information and the Offering Memorandum, as applicable, each of the Company and its subsidiaries (i) is and at all times has been in compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company, including, without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the exclusion laws, the statutes, regulations and directives of Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act) and all other government funded or sponsored healthcare programs including the TRICARE program (32 C.F.R. § 199.17), the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, the regulations promulgated pursuant to such laws, including, without limitation, the collection and reporting requirements, and the processing of any applicable rebate, chargeback or adjustment, under applicable rules and regulations relating to the VA Federal Supply Schedule (38 U.S.C. § 8126) or under any U.S. Department of Veterans Affairs agreement, and any successor government programs, and comparable state laws and all other local, state, federal, national, supranational and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company and its subsidiaries (collectively, the “Applicable Laws”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) has not received any notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting non-compliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect; (iv) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action overtly threatened; (v) has not received written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take action to materially limit, suspend, materially modify or revoke any Authorizations nor, to the Company’s knowledge, is any such limitation, suspension, modification or revocation threatened; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission); and (vii) is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority;

(ee)                            the clinical and pre-clinical trials conducted by or on behalf of or sponsored by the Company or any of its subsidiaries, or in which the Company or any of its subsidiaries has participated, that are described in the Time of Sale Information and the Offering Memorandum or the results of which are referred to in the Time of Sale Information and the Offering Memorandum, as applicable, and are intended to be submitted to Regulatory Authorities (as defined below) as a basis for product approval, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and all applicable statutes, rules and regulations of the FDA and comparable drug regulatory agencies outside of the United States to which they are subject (collectively, the “Regulatory Authorities”), including, without limitation, 21 C.F.R. Parts 50, 54, 56, 58, and 312, and current Good Clinical Practices and Good Laboratory Practices; the descriptions in the Time of Sale Information and the Offering Memorandum of the results of such studies and tests are accurate and complete in all material respects and fairly present the data derived from such trials; the Company has no knowledge of any other trials the results of which are inconsistent with or otherwise call into question the results described or referred to in the Time of Sale Information and the Offering Memorandum; each of the Company and its subsidiaries has operated and are currently in compliance in all material respects with all applicable statutes, rules and regulations of the Regulatory Authorities; each of the Company and its subsidiaries has not received any written notices, correspondence or other communication from the Regulatory Authorities or any other governmental agency which would lead to the termination or suspension of any clinical or pre-clinical trials that are described in the Time of Sale Information and the Offering Memorandum or the results of which are referred to in the Time of Sale Information and the Offering Memorandum, and, to the Company’s knowledge, there are no reasonable grounds for same;

(ff)                              each of the Company and its subsidiaries possesses all licenses, certificates, permits and other authorizations (collectively, “Permits”) issued by, and has made all declarations and filings with, the applicable federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of its properties or the conduct of its businesses as described in the Time of Sale Information and the Offering Memorandum, or to permit all clinical and nonclinical studies and trials conducted by or on behalf of the Company or any of its subsidiaries, including, without limitation, all necessary FDA and applicable foreign regulatory agency approvals; each of the Company and its subsidiaries is not in violation of, or in default under, any such Permit; and neither the Company nor any of its subsidiaries has not received written notice of any revocation or modification of any such Permit and does not have any reason to believe that any such Permit will not be renewed in the ordinary course; Each of the Company and its subsidiaries (i) is, and at all times has been, in compliance with all Applicable Laws, and (ii) has not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any court or arbitrator or governmental or regulatory authority alleging or asserting non-compliance with (A) any Applicable Laws or (B) any Permits required by any such Applicable Laws;

(gg)                            each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have liability (each a “Plan”) (i) is in compliance in all material respects with all presently applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (as defined in Section 4043 of ERISA) has occurred for which the Company or any member of its Controlled Group would have any liability; and (b) neither the Company nor any member of its Controlled Group has incurred or expects to incur liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (iii) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (iv) with respect to each Plan that is intended to be qualified under Section 401(a) of the Code nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification;

(hh)                          except in each case as would not reasonably be expected to have a Material Adverse Effect, each of the Company and its subsidiaries has complied and is in compliance, in all material respects, with all applicable federal, state and local laws (including the common law), statutes, rules, regulations, orders, judgments, decrees or other legally binding requirements of any court, administrative agency or other governmental authority relating to pollution or to the protection of the environment, natural resources or human health or safety, or to the manufacture, use, generation, treatment, storage, disposal, release or threatened release of hazardous or toxic substances, pollutants, contaminants or wastes, or the arrangement for such activities;

(ii)                                  each of the Company and its subsidiaries has filed all U.S. federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve or accrual has been established in accordance with GAAP.  All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

(jj)                                each of the Company and its subsidiaries carries, or is covered by, insurance, from insurers of recognized financial responsibility, in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties; each of the Company and its subsidiaries has not been refused any coverage under insurance policies sought or applied for; and the Company has no reason to believe that it will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

(kk)                          neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Time of Sale Information or the Offering Memorandum or referred to or described in any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement;

(ll)                                  the Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(mm)                  the Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; there are no material weaknesses in the Company’s internal control over financial reporting, and there has been no change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting since the respective dates as of which information is given in the Time of Sale Information and the Offering Memorandum and the Company is not aware of any material weakness or significant deficiency in its internal control over financial reporting; the Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) under the Exchange Act); such “disclosure controls and procedures” are effective;

(nn)                          solely to the extent that the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission and the NASDAQ Global Market thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act; the Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply (including Section 402 related to loans) and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company; as of the date of this Agreement, there are no outstanding personal loans made, directly or indirectly, by the Company to any director or executive officer of the Company;

(oo)                          each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Time of Sale Information and the Offering Memorandum has been made or reaffirmed with a reasonable basis and in good faith;

(pp)                          the statistical, industry-related and market-related data included or incorporated by reference in the Time of Sale Information and the Offering Memorandum are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived;

(qq)                          neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries: (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity: (ii) has made any direct or indirect unlawful contribution or payment to any official of, or candidate for, or any employee of, any federal, state or foreign office from corporate funds; (iii) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment; or (iv) is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions (“OECD Convention”), the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or any similar law or regulation to which the Company or any of its subsidiaries, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is subject; each of the Company and its subsidiaries has conducted its businesses in compliance with the FCPA and any applicable similar law or regulation and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(rr)                                the operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of jurisdictions where the Company conducts business, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(ss)                              neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or any similar sanctions imposed by any other body, governmental or other, to which the Company or any of its subsidiaries is subject (collectively, “other economic sanctions”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC;

(tt)                                no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Time of Sale Information and the Offering Memorandum;

(uu)                          the issuance and sale of the Securities as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;

(vv)                          the Company has not received any notice from NASDAQ regarding the delisting of the Common Stock from NASDAQ;

(ww)                      there are no relationships, direct or indirect, or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Time of Sale Information and the Offering Memorandum which have not been described in such documents as required;

(xx)                          no labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or overtly threatened;

(yy)                          the Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities; and

(zz)                            neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

In addition, any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Initial Purchaser or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

4.                                      Certain Covenants of the Company.  The Company hereby agrees:

(a)                                 to furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the offering and resale of the Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)                                 to make available to the Initial Purchasers, as soon as practicable after this Agreement becomes effective, as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Initial Purchasers may request;

(c)                                  before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to you and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which you reasonably object;

(d)                                 before making, using, authorizing use of, or referring to any Issuer Written Communication, the Company will furnish to you and counsel for the Initial Purchasers a copy of such written communication for review and will not use, authorize use of, or refer to any such written communication to which you reasonably object;

(e)                                  until the completion of the initial resale of the Securities by the Initial Purchasers as contemplated herein, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;

(f)                                   to advise the Initial Purchasers promptly of the happening of any event (1) at any time prior to the completion of the initial offering of the Securities, which event could require the making of any change in the Offering Memorandum then being used so that the Offering Memorandum would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and to advise the Initial Purchasers promptly if, during such period, it shall become necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and, subject to Section 4(c) hereof, to prepare and furnish, at the Company’s expense, to the Initial Purchasers promptly such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary to reflect any such change or to effect such compliance, and (2) at any time prior to the time of purchase, which event could require the making of any change in the Time of Sale Information then being used so that the Time of Sale Information would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and to advise the Initial Purchasers promptly if, during such period, it shall become necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and, subject to Section 4(c) hereof, to prepare and furnish, at the Company’s expense, to the Initial Purchasers promptly such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary to reflect any such change or to effect such compliance;

(g)                                  to furnish to you as early as practicable prior to the time of purchase, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and its subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(f) hereof;

(h)                                 to apply the net proceeds from the sale of the Securities in the manner set forth under the caption “Use of Proceeds” in the Time of Sale Information and the Offering Memorandum;

(i)                                     to pay all costs, expenses, fees and taxes in connection with (i) the preparation of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Initial Purchasers and to dealers (including costs of mailing and shipment), (ii) the issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities to the Initial Purchasers, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Initial Purchasers, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Initial Purchasers and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Initial Purchasers) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Initial Purchasers and to dealers, (v) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (vi) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Initial Purchasers’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) the fees and expenses of the Company’s counsel and independent accountants; and (ix) the performance of the Company’s other obligations hereunder;

(j)                                    beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Offering Memorandum (the “Lock-Up Period”), without the prior written consent of Nomura, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the offer and resale of the Securities as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum, (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum, (D) the issuance of securities as consideration in connection with a strategic acquisition, and (E) the adoption of a stockholder rights plan which would be triggered in connection with certain unapproved acquisitions of Common Stock;

(k)                                 prior to the time of purchase, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any of its subsidiaries, the condition (financial or otherwise), results of operations, business, properties, assets, or liabilities of the Company or any of its subsidiaries, or the offering of the Securities, without your prior consent, not to be unreasonably withheld or delayed;

(l)                                     not to, and to cause its affiliates not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(m)                             not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company to register as an investment company under the 1940 Act;

(n)                                 while the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, in each case upon request, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act;

(o)                                 to assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC;

(p)                                 not to, and to cause its affiliates (as defined in Rule 144 under the Securities Act) not to, resell any Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

(q)                                 not to, and to cause its affiliates (as defined in Rule 501(b) of Regulation D) not to, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act; and

(r)                                    not to, and to cause its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) not to, solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

5.                                      Reimbursement of the Initial Purchasers’ Expenses.  If, after the execution and delivery of this Agreement, this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 7 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of one or more of the Initial Purchasers, the Company shall, in addition to paying the amounts described in Section 4(i) hereof, reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

6.                                      Conditions of the Initial Purchasers’ Obligations.  The obligations of the Initial Purchasers hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase, as if made on and as of such date, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)                                 No event or condition of a type described in Section 3(x) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities at the time of purchase on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(b)                                 The Company shall furnish to you at the time of purchase an opinion and 10b-5 statement of Pepper Hamilton LLP, counsel for the Company, addressed to the Initial Purchasers, and dated the time of purchase with executed copies for each Initial Purchaser in form and substance satisfactory to the Representative.

(c)                                  You shall have received at the time of purchase the favorable opinion and 10b-5 statement of Cooley LLP, counsel for the Initial Purchasers, dated the time of purchase in form and substance satisfactory to the Representative.

(d)                                 You shall have received at the time of purchase an opinion with respect to intellectual property matters of Banner & Witcoff, Ltd., counsel for the Company, dated the time of purchase in form and substance satisfactory to the Representative.

(e)                                  You shall have received at the time of purchase an opinion with respect to intellectual property matters of Edward T. Lentz, Patent Attorney, counsel for the Company, dated the time of purchase in form and substance satisfactory to the Representative.

(f)                                   You shall have received from Ernst & Young LLP and EisnerAmper LLP letters dated, respectively, the date of this Agreement, the time of purchase and addressed to the Initial Purchaser in the forms satisfactory to the Representative, which letters shall cover, without limitation, the various financial disclosures contained in the Time of Sale Information and the Offering Memorandum.

(g)                                  The Company will, at the time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase in the form attached as Exhibit B hereto.

(h)                                 The Company will, at the time of purchase, deliver to you a certificate of its Chief Financial Officer, dated the time of purchase in the form attached as Exhibit C hereto.

(i)                                     You shall have received copies, duly executed by the Company and the other party or parties thereto, of the Indenture.

(j)                                    You shall have received each of the signed Lock-Up Agreements referred to in Section 3(y) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase.

(k)                                 You shall have received on and as of the time of purchase satisfactory evidence of the good standing of the Company and its subsidiaries listed on Schedule D hereto in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as you may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(l)                                     No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, at the time of purchase, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, at the time of purchase, prevent the issuance or sale of the Securities.

(m)                             The Securities shall have been made eligible for clearance and settlement through DTC.

(n)                                 The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Preliminary Offering Memorandum, other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum as of the time of purchase as you may reasonably request.

(o)                                 There shall exist no event or condition which would constitute a default or an event of default under the Securities or the Indenture.

7.                                      Effective Date of Agreement; Termination.  This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Initial Purchasers hereunder shall be subject to termination in the absolute discretion of the Representative, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Preliminary Offering Memorandum, there has been any change or any development involving a prospective change in the business, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement, the Time of Sale Information and the Offering Memorandum, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Representative, makes it impractical or inadvisable to proceed with the purchase and resale or the delivery of the Securities on the terms and in the manner contemplated in this Agreement, the Time of Sale Information and the Offering Memorandum, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act.

If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and each other Initial Purchaser shall be notified promptly in writing.

If the sale to the Initial Purchasers of the Securities, as contemplated by this Agreement, is not carried out by the Initial Purchasers for any reason permitted under this Agreement, or if such sale is not carried out because the Company is unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(i), 5 and 9 hereof), and the Initial Purchasers shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.                                      Increase in Initial Purchasers’ Commitments.  Subject to Sections 6 and 7 hereof, if any Initial Purchaser shall default in its obligation to take up and pay for the Securities to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Securities which all Initial Purchasers so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Securities, the non-defaulting Initial Purchasers (including the Initial Purchasers, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Securities they are obligated to purchase pursuant to Section 1 hereof) the number of Securities agreed to be purchased by all such defaulting Initial Purchasers, as hereinafter provided.  Such Securities shall be taken up and paid for by such non-defaulting Initial Purchasers in such amount or amounts as you may designate with the consent of each Initial Purchaser so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Initial Purchasers pro rata in proportion to the aggregate number of Securities set forth opposite the names of such non-defaulting Initial Purchasers in Schedule A.

Without relieving any defaulting Initial Purchaser from its obligations hereunder, the Company agrees with the non-defaulting Initial Purchasers that they will not sell any Securities hereunder unless all of the Securities are purchased by the Initial Purchasers (or by substituted Initial Purchasers selected by you with the approval of the Company or selected by the Company with your approval).

If a new Initial Purchaser or Initial Purchasers are substituted by the Initial Purchasers or by the Company for a defaulting Initial Purchaser or Initial Purchasers in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Time of Sale Information and the Offering Memorandum and other documents may be effected.

The term “Initial Purchaser” as used in this Agreement shall refer to and include any Initial Purchaser substituted under this Section 8 with like effect as if such substituted Initial Purchaser had originally been named in Schedule A hereto.

If the aggregate number of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed to purchase exceeds 10% of the total number of Securities which all Initial Purchasers agreed to purchase hereunder, and if neither the non-defaulting Initial Purchasers nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Initial Purchaser and without any liability on the part of any non-defaulting Initial Purchaser to the Company.  Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

9.                                      Indemnity and Contribution.

(a)                                 The Company agrees to indemnify, defend and hold harmless each Initial Purchaser, its directors and officers, any person who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of such Initial Purchaser, and the successors and assigns of all of the foregoing persons, from and against any and all loss, damage, expense, liability or claim (including the reasonable cost of investigation) whatsoever, as incurred, which, jointly or severally, any such Initial Purchaser or any such person may incur insofar as such loss, damage, expense, liability or claim arises out of, relates to or is based on any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 10 below.

(b)                                 Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, to the same extent as the indemnity set forth in subsection (a) of this Section 9, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Preliminary Offering Memorandum, any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 10 below.

(c)                                  If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Initial Purchaser (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission or failure to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise.  The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such

Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)                                 If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any and all losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the

Initial Purchasers on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of the Initial Purchasers’ discounts and commissions but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers, bear to the aggregate offering price of the Securities.  The relative fault of the Company on the one hand and of the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e)                                  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above.  Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities initially purchased by such Initial Purchaser for resale exceeds the amount of any damage which such Initial Purchaser has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Securities they have agreed to purchase hereunder and not joint.

(f)                                   The indemnity, reimbursement and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser, its partners, directors, officers or members or any person (including each partner, officer, director or member of such person) who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the offer and resale of the Securities.  The Company and each Initial Purchaser agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the transactions contemplated in this Agreement or in connection with the Preliminary Offering Memorandum, any of the Time of Sale Information, any Issuer Written Communication

or the Offering Memorandum (or any amendment or supplement thereto).

10.                               Information Furnished by the Initial Purchasers.  The statements set forth in the ninth and tenth paragraphs under the caption “Plan of Distribution” in the Offering Memorandum, only insofar as such statements relate to over-allotment and stabilization activities that may be undertaken by the Initial Purchasers, constitute the only information furnished by or on behalf of the Initial Purchasers, as such information is referred to in Sections 3 and 9 hereof.

11.                               Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Initial Purchasers, shall be sufficient in all respects if delivered or sent to Nomura Securities International, Inc., Worldwide Plaza, 309 West 49th Street, New York, NY 10019, Attention: Head of Equity Capital Markets; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355, Attention: General Counsel, fax (610) 889-9994, with a copy to Pepper Hamilton LLP, 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA, 19312-1183, fax (610) 640-7835, Attention: Jeffrey P. Libson, Esq.

12.                               Governing Law; Construction.  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13.                               Submission to Jurisdiction.  Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto.  The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Initial Purchaser or any indemnified party.  Each Initial Purchaser and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

14.                               Parties at Interest.  The Agreement herein set forth has been and is made solely for the benefit of the Initial Purchasers and the Company and, to the extent provided in Section 9 hereof, the controlling persons, partners, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Initial Purchasers) shall acquire or have any right under or by virtue of this Agreement.

15.                               No Fiduciary Relationship.  The Company hereby acknowledges that the Initial Purchasers are acting solely as initial purchasers in connection with the purchase and sale of the Company’s securities.  The Company further acknowledges that the Initial Purchasers are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Initial Purchasers act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Initial Purchasers may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof.  The Initial Purchasers hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Initial Purchasers to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company.  The Company and the Initial Purchasers agree that the Initial Purchasers are acting as principal and not the agent or fiduciary of the Company and no Initial Purchaser has assumed, and none of them will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Initial Purchaser has advised or is currently advising the Company on other matters).  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Initial Purchasers with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

16.                               Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17.                               Successors and Assigns.  This Agreement shall be binding upon the Initial Purchasers and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Initial Purchasers’ respective businesses and/or assets.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the Initial Purchasers, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Initial Purchasers.

Very truly yours,

TETRALOGIC PHARMACEUTICALS CORPORATION

By:	/s/ Pete A. Meyers
Name: Pete A. Meyers
Title: Chief Financial Officer

Accepted and agreed to as of the date first above written, on behalf of itself and as the Representative of the other Initial Purchasers named in Schedule A

NOMURA SECURITIES INTERNATIONAL, INC.

By:	/s/ Mark Edgar
Name: Mark Edgar
Title: Managing Director

SCHEDULE A

Initial Purchaser	Number of Securities
NOMURA SECURITIES INTERNATIONAL, INC.	43,240,000
GUGGENHEIM SECURITIES, LLC	1,645,000
NEEDHAM & COMPANY, LLC	1,645,000
WBB SECURITIES LLC	470,000
Total	47,000,000

SCHEDULE B

a.  Time of Sale Information

Term sheet containing the terms of the Securities, substantially in the form of Schedule C.

SCHEDULE C

PRICING TERM SHEET	STRICTLY CONFIDENTIAL

DATED JUNE 17, 2014

8.00% Convertible Senior Notes Due 2019

Interest payable June 15 and December 15

The information in this pricing term sheet supplements TetraLogic Pharmaceuticals Corporation’s preliminary offering memorandum, dated June 10, 2014 (the “Preliminary Offering Memorandum”), and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. In all other respects, this term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum, including all other documents incorporated by reference therein. References to “we,” “our” and “us” refer to TetraLogic Pharmaceuticals Corporation and not to its consolidated subsidiaries. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum. All references to dollar amounts are references to U.S. dollars.

Issuer:	TetraLogic Pharmaceuticals Corporation, a Delaware corporation.

Ticker/Exchange for Common Stock:	“TLOG”/The NASDAQ Global Market.

Securities:	8.00% Convertible Senior Notes due 2019 (the “notes”).

Principal Amount:	$47,000,000

Denominations:	$1,000 and multiples of $1,000 in excess thereof.

Ranking:	Senior unsecured.

Maturity:	June 15, 2019, unless earlier purchased by us or converted.

No Redemption by Issuer:	We may not redeem the notes prior to the maturity date. No “sinking fund” is provided for the notes, which means that we are not required to redeem or retire the notes periodically.

Fundamental Change:

If we undergo a fundamental change, subject to certain conditions, a holder will have the option to require us to purchase all or any portion of its notes for cash. The fundamental change purchase price will equal 100% of the principal amount of the notes to be purchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change purchase date. See “Description of the Notes—Fundamental Change Permits Holders to Require Us to Purchase Notes” in the Preliminary Offering Memorandum.

Interest and Interest Payment Dates:	8.00% per year.

Interest will accrue from June 23, 2014 and will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2014.

Regular Record Dates:	June 1 and December 1 of each year, immediately preceding the June 15 or December 15 interest payment date, as the case may be.

Issue Price:	100% plus accrued interest, if any, from June 23, 2014.

Last Reported Sale Price of Our Common Stock on The NASDAQ Global Market on June 17, 2014:	$6.13 per share.

Initial Conversion Rate:	148.3019 shares of common stock per $1,000 principal amount of the notes, subject to adjustment.

Initial Conversion Price:	Approximately $6.74 per share of common stock, subject to adjustment.

Conversion Premium:	Approximately 10% above the last reported sale price of our common stock on June 17, 2014.

Interest Make-Whole Payment:

On or after December 31, 2014, if, for at least 20 trading days (whether or not consecutive) during the 30 consecutive trading day period ending within five trading days prior to a conversion date the last reported sale price of our common stock exceeds the applicable conversion price on each such trading day, we will, in addition to the other consideration payable or deliverable in connection with such conversion, make an interest make-whole payment to such converting holder equal to the sum of the present values of the scheduled payments of interest that would have been made on the notes to be converted had such notes remained outstanding from the conversion date through the earlier of (i) the date that is three years after the conversion date and (ii) the maturity date if the notes had not been so converted. The present values of the remaining interest payments will be computed using a discount rate equal to 2%.

We will satisfy our obligation to pay any interest make-whole payment in shares of our common stock, without a cash payment in lieu of any fractional shares and without further obligation to deliver any shares of our common stock or pay any cash in excess of the threshold described in the succeeding paragraph. However, if we receive stockholder approval, we may pay any interest make-whole payment either in cash or in shares of our common stock, at our election.

Notwithstanding the foregoing, until we receive stockholder approval, the number of shares we may deliver in connection with a conversion of notes, including those delivered in connection with an interest make-whole payment, will not exceed 163.1321 shares per $1,000 principal amount of notes, subject to adjustment at the same time and in the same manner as the conversion rate as set forth under “Description of the Notes—Conversion Rate Adjustments.”

If we pay an interest make-whole payment in shares of our common stock, then the number of shares of common stock a holder will receive will be that number of shares that have a value equal to the amount of the interest make-whole payment to be paid to such holder in shares, divided by the product of the simple average of the daily VWAP of our common stock for the 10 trading days immediately preceding the conversion date multiplied by 92.5%.

Notwithstanding the foregoing, if in connection with any conversion the conversion rate is adjusted as described under “Description of the Notes — Conversion Rights—Adjustment to Conversion Rate Upon a Conversion in Connection With a Make-Whole Fundamental Change” in the Preliminary Offering Memorandum, then such holder will not receive the interest make-whole payment with respect to such note.

Settlement Method:

Upon conversion of a note, we will satisfy our conversion obligation by delivering shares of our common stock, together with a cash payment in lieu of any fractional share. However, if we receive stockholder approval, we will satisfy our conversion obligation by paying or delivering, as the case may be, cash, shares of our common stock or a combination thereof, at our election. See “Description of the Notes—Conversion Rights—Settlement upon Conversion” in the Preliminary Offering Memorandum.

Limitation on Incurrence of Additional Indebtedness:

As set forth under “Limitation on Incurrence of Additional Indebtedness” in the attached Annex A, for so long as any notes are outstanding and except for permitted debt (as defined therein), we will not incur any Indebtedness (as defined therein) that is senior in right of payment to the notes (it being understood that secured Indebtedness shall not be deemed senior in right of payment simply by virtue of such security), nor will we permit any of our subsidiaries to, directly or indirectly, incur any Indebtedness.

Restrictions on Liens:

As set forth under “Restrictions on Liens” in the attached Annex A, we will not, and will not permit any of our subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any lien (as defined therein) on our or our subsidiaries properties or assets to secure Indebtedness (except for permitted liens (as defined therein)), without securing the notes and all other amounts due under the indenture equally and ratably with (or prior to) the Indebtedness secured by such lien until such time as such Indebtedness is no longer secured by such lien.

Initial Purchasers:	Sole book-running manager: Nomura Securities International, Inc. Co-managers: Guggenheim Partners, LLC; Needham & Company, LLC; and WBB Securities LLC

Pricing Date:	June 17, 2014.

Trade Date:	June 18, 2014.

Expected Settlement Date:	June 23, 2014.

CUSIP Number (144A):	88165U AA7

ISIN (144A):	US88165UAA79

Listing:	We do not intend to list the notes. We intend to list the common shares issuable upon conversion of the notes on The NASDAQ Global Market.

Use of Proceeds:

We estimate the net proceeds from this offering will be approximately $44.0 million, after deducting the initial purchasers’ discounts and commissions and estimated offering expenses payable by us. We intend to use the net proceeds from this offering to finance clinical and pre-clinical development activities for birinapant and SHAPE, for potential future in-licensing and for working capital and general corporate purposes, which may include payment of interest and acquisitions. See “Use of Proceeds” in the Preliminary Offering Memorandum.

[Remainder of Page Intentionally Blank]

Description of the Notes—Conversion Rights— Adjustment to Conversion Rate Upon a Conversion in Connection With a Make-Whole Fundamental Change

Holders who convert their notes in connection with a make-whole fundamental change occurring prior to the maturity date of the notes may be entitled to an increase in the conversion rate for the notes so surrendered for conversion.

The following table sets forth the stock prices and effective dates and the number of additional shares, if any, by which the conversion rate will be increased for a holder that converts a note in connection with a make-whole fundamental change having such effective date and stock price:

	Stock Price
Effective Date	$6.13	$6.25	$6.50	$6.74	$7.25	$7.50	$8.00	$8.50	$9.00	$10.00	$11.00
June 23, 2014	14.8302	13.7096	11.5576	9.6693	6.5593	5.2898	3.2286	1.7182	0.6940	0.0981	0.0000
June 15, 2015	14.8302	13.2981	10.6212	8.8982	5.8360	4.7648	3.0731	1.5805	0.5870	0.0801	0.0000
June 15, 2016	14.8302	12.9877	9.5443	8.1566	5.1464	4.2314	2.9856	1.4628	0.4759	0.0428	0.0000
June 15, 2017	14.8302	12.6613	8.6212	7.4151	4.4567	3.6981	2.8269	1.3452	0.3648	0.0362	0.0000
June 15, 2018	14.8302	12.3397	7.8519	6.6736	3.7671	3.1648	2.7019	1.2275	0.2537	0.0000	0.0000
June 15, 2019	14.8302	11.6981	5.5443	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case:

if the stock price is between two stock prices listed in the table or the effective date is between two effective dates listed in the table, the number of additional shares by which the conversion rate will be increased will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates based on a 365-day year, as applicable;

if the stock price is greater than $11.00 per share (subject to adjustment at the same time and in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate; and

if the stock price is less than $6.13 per share (subject to adjustment at the same time and in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate exceed 163.1321 shares per $1,000 principal amount of notes, subject to adjustment at the same time and in the same manner as the conversion rate as described under “Description of the Notes—Conversion Rights—Conversion Rate Adjustments.”

Our obligation to increase the conversion rate for notes converted in connection with a make-whole fundamental change could be considered a penalty, in which case the enforceability thereof would be subject to general principles of reasonableness and equitable remedies.

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CAPITALIZATION

The following table sets forth our cash and cash equivalents and capitalization as of March 31, 2014:

on an actual basis;

on a pro forma basis to give effect to our acquisition of Shape Pharmaceuticals on April 14, 2014 as if such transaction had occurred on March 31, 2014; and

on a pro forma as adjusted basis to give further effect to the issuance and sale of the notes and the receipt of net proceeds therefrom (after deducting the initial purchasers’ discount and commission and estimated expenses payable by us in this offering). See “Use of Proceeds.”

You should read this table in conjunction with our consolidated financial statements and the related notes thereto in our Annual

Report on Form 10-K for the year ended December 31, 2013, in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 and in our Current Report on Form 8-K including certain pro forma financial information related to our acquisition of Shape Pharmaceuticals and historical financial statements of Shape Pharmaceuticals filed with the SEC on April 14, 2014, which are incorporated by reference into this offering memorandum.

	March 31, 2014
	Historical	Pro Forma	Pro Forma As Adjusted
	(In thousands, except par value and share information)
Cash, Cash Equivalents and Investments	$48,838	$35,991	$79,991
Long-Term Debt:
8.00% convertible senior notes due 2019 offered hereby (1) (2)	$—	$—	$47,000
Total Long-Term Debt	—	—	47,000

Stockholders’ Equity:
Preferred Stock, $0.0001 par value: 25,000,000 shares authorized, none issued and outstanding	—	—	—
Common stock, $0.0001 par value: 100,000,000 shares authorized; 22,268,942 shares issued and outstanding, actual; 22,268,942 shares issued and outstanding, pro forma and pro forma as adjusted (3)	2	2	2
Additional paid-in capital and cumulative unrealized loss on investments	141,328	141,328	141,328
Deficit accumulated during the development stage	(95,206)	(95,206)	(95,206)
Total Stockholders’ Equity	46,124	46,124	46,124
Total Capitalization	$46,124	$46,124	$93,124

(1)         In accordance with ASC 470-20, convertible debt that may be wholly or partially settled in cash (such as the notes offered hereby following stockholder approval) is required to be separated into a liability and an equity component, such that the interest expense reflects the issuer’s non-convertible debt interest rate. Upon issuance, a debt discount is recognized as a decrease in debt and an increase in equity.  The debt component accretes up to the principal amount over the expected term of the debt.  ASC 470-20 does not affect the actual amount that we are required to repay, and the amount shown in the table above for the notes is the aggregate principal amount of the notes, without reflecting the debt discount or fees and expenses that we are required to recognize or the portion of the notes that is expected to be accounted for as additional paid-in capital.

(2)         The convertible notes may include embedded derivatives that are required to be segregated. This would not affect the actual amount that we are required to repay. The amount shown in the table above for the notes is the aggregate principal amount of the notes, does not reflect fees and expenses that we will be required to recognize and does not reflect the impact of any embedded derivatives.

(3)         Excludes, as of March 31, 2014, (a) 3,166,976 shares of common stock issuable upon the exercise of outstanding stock options at a weighted average exercise price of $5.48 per share; (b) 2,745,541 additional shares of common stock reserved for future issuance under our equity incentive plans, as well as any automatic increases in the number of shares of our common stock reserved for future issuance under those equity compensation plans; (c) 100,319 shares of common stock issuable upon the exercise of outstanding warrants; and (d) the shares of common stock reserved for issuance upon conversion of the notes offered hereby.

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ANNEX A

Limitation on Incurrence of Additional Indebtedness

For so long as any notes are outstanding and except for permitted debt (as defined below), we will not incur any Indebtedness (as defined below) that is senior in right of payment to the notes (it being understood that secured Indebtedness shall not be deemed senior in right of payment simply by virtue of such security), nor will we permit any of our subsidiaries to, directly or indirectly, incur any Indebtedness.

As used in this section, the following terms have the following meanings:

“Capital lease” means any lease that is required to be capitalized for financial reporting purposes in accordance with GAAP (with the amount of any indebtedness in respect of a capital lease being the capitalized amount of the obligations under such capital lease determined in accordance with GAAP).

“GAAP” means generally accepted accounting principles in the U.S. as in effect on the date of the indenture.

“Indebtedness” means, as to any person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)       all obligations of such person for borrowed money and all obligations of such person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)       all direct or contingent obligations of such person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)        all obligations of such person to pay the deferred purchase price of property or services (other than trade accounts and accrued expenses payable in the ordinary course of business, obligations in respect of licenses and operating leases, payroll liabilities and deferred compensation and any purchase price adjustments, royalties, earn-out, milestone payment, and contingent payments of a similar nature in connection with any acquisition or license or collaboration agreement);

(d)       indebtedness (excluding prepaid interest thereon) secured by a lien on property owned or being purchased by such person (including indebtedness arising under conditional sales or other title retention agreements but excluding trade accounts and accrued expenses payable in the ordinary course of business and licenses and operating leases), whether or not such indebtedness shall have been assumed by such person or is limited in recourse;

(e)        all attributable indebtedness in respect of capital leases and synthetic lease obligations;

(f)         all obligations in respect of redeemable equity; and

(g)        all guarantees of such person in respect of any of the foregoing.

“Permitted debt” means, without duplication, each of the following:

(a)       Indebtedness incurred by our subsidiaries outstanding on the closing date other than the Indebtedness otherwise specified under any of the other clauses of this definition of Permitted Debt, and any refinancing of such Indebtedness; provided that the principal amount of any such refinancing Indebtedness shall not exceed the principal amount of the Indebtedness being refinanced plus accrued and unpaid interest, prepayment, tender or other premiums and reasonable fees, costs and expenses incurred in connection with such refinancing;

(b)       intercompany Indebtedness among us and any of our subsidiaries;

(c)        Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(d)       Indebtedness in respect of letters of credit, bank guarantees, surety or performance bonds and similar instruments issued for the account of any of our subsidiaries in order to provide security for (i) workers’ compensation claims, payment obligations in connection with self-insurance or similar requirements, and (ii) bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and obligations of a like nature;

(e)          Indebtedness arising from agreements of any of our subsidiaries providing for the indemnification, adjustment of purchase price, earn-out, royalty, milestone or similar obligations, in each case assumed with the acquisition or disposition of any business;

(f)           guarantees with respect to the notes;

(g)          guarantees issued by any subsidiary of any our Indebtedness, in each case so long as (i) such indebtedness constitutes Permitted Debt or is otherwise incurred in compliance with this covenant and (ii) such subsidiary is a guarantor of the notes;

(h)         Indebtedness (including Capital Lease obligations) of our subsidiaries incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of us or our subsidiaries, in an aggregate principal amount not to exceed $2,000,000 at any time outstanding;

(i)             Indebtedness of our subsidiaries with respect to royalty payments in the ordinary course of business;

(j)            Indebtedness of our subsidiaries with respect to milestone, performance payments and other similar payments made in the ordinary course of business pursuant to grants, licensing, collaboration, research funding and other similar agreements; and

(k)       additional Indebtedness incurred by any of our subsidiaries in an aggregate principal amount not to exceed (when taken together with obligations secured by liens permitted by clause (n) of the definition of Permitted liens, without duplication if such obligations are the same Indebtedness) $10,000,000 at any one time outstanding.

“Redeemable equity” means any equity security of us or any of our subsidiaries that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or otherwise (including by the passage of time or the happening of an event), is required to be redeemed (or all or any portion of the liquidation preference thereof is required to be paid), is redeemable (or all or any portion of the liquidation preference is payable) at the option of the holder thereof in whole or in part (including by operation of a sinking fund), or is convertible or exchangeable for indebtedness of such person (with a scheduled maturity prior to the 91st day immediately following the maturity date of the notes) at the option of the holder thereof, in whole or in part, at any time prior to the 91st day immediately following the maturity date of the notes (other than upon the occurrence of a change of control or asset sale); provided, however, that only the portion of such equity security which is required to be redeemed (or in respect of which the liquidation preference or portion thereof is payable), is so convertible or exchangeable or is so redeemable at the option of the holder thereof before such date will be deemed to be redeemable equity. Redeemable equity will not include any common stock issued by us or our subsidiaries to our employees, directors or consultants that is subject to repurchase by us or our subsidiaries pursuant to the terms of any employment agreement, equity incentive plan, benefit plan or other arrangement. The amount of redeemable equity deemed to be outstanding at any time for purposes of the indenture will be the maximum amount that we or our subsidiary may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions or provisions requiring payment of any portion of the liquidation preference, of, such redeemable equity or portion thereof, exclusive of accrued dividends.

For purposes of determining compliance with this covenant, in the event that an item of Indebtedness meets the criteria of more than one of the types of Permitted Debt above, we may in our sole discretion reclassify all or any portion of such Indebtedness.

Restrictions on Liens

We will not, and will not permit any of our subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any lien on our or our subsidiaries’ properties or assets to secure Indebtedness (except permitted liens), without securing the notes and all other amounts due under the indenture equally and ratably with (or prior to) the Indebtedness secured by such lien until such time as such Indebtedness is no longer secured by such lien.

“Lien” means, with respect to any property or other asset, any mortgage, deed of trust, deed to secure debt, lien (statutory or otherwise), pledge, hypothecation, assignment, charge, easement, security interest or encumbrance or other security agreement of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the uniform commercial code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Permitted liens” means:

(a)       Liens in favor of us or any subsidiary that is a guarantor of the notes;

(b)       Liens on property (including capital interests) of a person existing at the time such person is merged with or into or consolidated with us or any of our subsidiaries, or becomes a direct or indirect subsidiary of ours; provided that such liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the person merged into or consolidated with, or acquired by, us or our subsidiary;

(c)        Liens on property (including capital interests) existing at the time of acquisition of the property by us or any of our subsidiaries; provided that (i) such liens were in existence prior to, such acquisition, and not incurred in contemplation of, such acquisition and (ii) such Liens do not extend to any property other than the property subject to such Liens on the date such property is acquired;

(d)       Liens to secure the performance of statutory obligations, surety, environmental or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business and other Permitted debt incurred under clause (d) of the definition of Permitted debt;

(e)        Liens to secure Indebtedness (including Capital lease obligations) represented by capital lease obligations, or mortgage financings, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of us or our subsidiaries, in an aggregate principal amount not to exceed $2,000,000 at any time outstanding, covering only the assets acquired with or financed by such Indebtedness;

(f)         Liens existing on the date of the indenture;

(g)        Liens created for the benefit of (or to secure) the notes, the additional notes or any note guarantee;

(h)       Liens securing on insurance policies and proceeds thereof securing Indebtedness incurred in connection with the financing of insurance premiums or self insurance obligations.

(i)           pledges and deposits made in respect of letters of credit, bank guarantees or similar instruments issued for our or our subsidiaries’ account in the ordinary course of business;

(j)            Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision have been made in conformity with GAAP;

(k)         Liens consisting of carriers’, warehousemen’s, landlord’s and mechanics’, suppliers’, materialmen’s, repairmen’s and similar Liens not securing Indebtedness or in favor of customs or revenue authorities or freight forwarders or handlers to secure payment of custom duties, in each case, incurred in the ordinary course of business;

(l)             judgment and attachment Liens not giving rise to an Event of Default and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which adequate reserves have been made in conformity with GAAP;

(m)     leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of us or any subsidiary that do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of such Grantor; and

(n)       Liens incurred in the ordinary course of business of us or any of our subsidiaries with respect to obligations that do not exceed (when taken together with Indebtedness permitted by clause (k) of the definition of Permitted debt, without duplication if such obligations are the same Indebtedness) $10,000,000 at any one time outstanding.

For purposes of determining compliance with this covenant, in the event that a Lien meets the criteria of more than one of the types of Permitted liens above, we may in our sole discretion reclassify all or any portion of such Lien.

This communication is intended for the sole use of the person to whom it is provided by the sender. This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the notes or the offering. This communication does not constitute an offer to sell or the solicitation of an offer to buy any notes in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The notes and any shares of common stock issuable upon conversion of the notes have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws, and may not be offered or sold within the United States or any other jurisdiction, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. The initial purchasers are initially offering the notes only to qualified institutional buyers as defined in, and in reliance on, Rule 144A under the Securities Act.

The notes and any shares of common stock issuable upon conversion of the notes are not transferable except in accordance with the restrictions described under “Notice to Investors” and “Transfer Restrictions” in the Preliminary Offering Memorandum.

A copy of the Preliminary Offering Memorandum for the offering of the notes may be obtained by contacting Nomura Securities International, Inc., Attention: Equity Syndicate, 309 West 49th Street, New York, NY 10019, by telephone at (212) 667- 9562, or by emailing equitysyndicateamericas@nomura.com.

Any legends, disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

SCHEDULE D

Certain Subsidiaries of the Company

Shape Pharmaceuticals, Inc., a Delaware corporation

Shape Pharmaceuticals Pty Ltd., an Australian Proprietary Company Limited By Shares

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EXHIBIT A

June 17, 2014

TetraLogic Pharmaceuticals Corporation

Nomura Securities International, Inc.

Worldwide Plaza, 309 West 49th Street

New York, NY 10019

Ladies and Gentlemen:

The undersigned understands that Nomura Securities International, Inc. (the “Initial Purchaser”) proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with TetraLogic Pharmaceuticals Corporation (the “Company”), with respect to the purchase and resale (the “Offering”) of the Company’s Convertible Senior Notes (the “Securities”). The Securities will be convertible into common stock, $0.0001 par value per share (the “Common Stock”), of the Company.

To induce the Initial Purchaser to continue its efforts in connection with the Offering, the undersigned agrees that, without the prior written consent of the Initial Purchaser, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, issuer-directed shares and shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned currently or hereafter in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”), shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) during the period commencing on the date hereof and continuing until, and including, the date that is 90 days after the date of the final prospectus relating to the Offering (the “Lock-Up Period”).  The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned.  “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

Notwithstanding the foregoing, the undersigned may transfer any or all of the shares of Common Stock or other Company securities if the transfer does not trigger any filing or reporting requirement or obligation or result in any other voluntary or mandatory public disclosure, including but not limited to a Form 4 required under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (but excluding a Form 5 filed pursuant to such section), as amended, and is (i) by gift, will or intestacy,  (ii) by distribution to

A-1

partners, members or shareholders of the undersigned, (iii) a transaction relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering or (iv) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Stock, provided that such plan does not provide for any transfers of Common Stock during the Lock-Up Period; provided, further, that in the case of any transfer pursuant to clauses (i) and (ii) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.

The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, if the closing of the Offering has not occurred prior to July 31, 2014, this Lock-Up Agreement shall be of no further force or effect.

Signature:

Print Name:

Number of shares owned subject to warrants, options or convertible securities:	Certificate numbers:

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EXHIBIT B

OFFICERS’ CERTIFICATE

Each of the undersigned, J. Kevin Buchi, President and Chief Executive Officer of TetraLogic Pharmaceuticals Corporation, a Delaware corporation (the “Company”), and Pete A. Meyers, Chief Financial Officer and Treasurer of the Company, on behalf of the Company, does hereby certify pursuant to Section 6(g) of that certain Purchase Agreement dated June 17, 2014 (the “Purchase Agreement”) between the Company and, on behalf of the several Initial Purchasers named therein, Nomura Securities International, Inc., that as of June 23, 2014:

1.              He has reviewed the Time of Sale Information and the Offering Memorandum.

2.              The representations and warranties of the Company as set forth in the Purchase Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.              The Company has performed all of its obligations under the Purchase Agreement as are to be performed at or before the date hereof.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this June 23, 2014.

Name:	J. Kevin Buchi
Title:	President and Chief Executive Officer

Name:	Pete A. Meyers
Title:	Chief Financial Officer

EXHIBIT C

OFFICER’S CERTIFICATE

I, Pete A. Meyers, Chief Financial Officer of TetraLogic Pharmaceuticals Corporation, a Delaware corporation (the “Company”), hereby certify that:

(i)            I am familiar with the terms of all agreements relating to the indebtedness of the Company and its subsidiaries outstanding on the date hereof (each as may be amended as of the date hereof, collectively, the “Debt Agreements”).  For the purpose of this certificate, I have reviewed in particular the obligations contained in the Debt Agreements and the events of default provided for by the Debt Agreements.

(ii)           On the date hereof, there exists no event of default or event which, with notice or lapse of time or both, would constitute an event of default under the Debt Agreements.

(iii)          The issuance by the Company of up to $47,000,000 aggregate principal amount of the Securities pursuant to that certain Purchase Agreement dated June 17, 2014 (the “Purchase Agreement”) between the Company and the Initial Purchasers named therein will not result in an event of default or an event which, with notice or lapse of time or both, would constitute an event of default under the Debt Agreements.

(iv)          I am sufficiently familiar with the financial affairs of the Company by reason of my current position with the Company to make the statements contained in this certificate, which are based upon the audited financial statements of the Company as of and for the year ended December 31, 2013, the unaudited financial statements as of and for the three months ended March 31, 2014 and other written statements, summaries, tabulations and computations, which I believe to be accurate, complete and reliable, made and furnished to me by employees of the Company in the regular course of their duty.  I am also sufficiently familiar with the current financial condition and operating results of the Company and its subsidiaries that any material changes in the facts underlying the data relied upon by me in making this certificate occurring since the respective dates of such data would have come to my attention prior to the date hereof in the regular course of business.

(v)           I have supervised the compilation of and reviewed the circled information contained in the attached Schedule A (the “Offering Memorandum Circled Information”), which is included in the Time of Sale Information (as defined in the Purchase Agreement) relating to the Offering.  As of the date of the Purchase Agreement, the Offering Memorandum Circled Information: (i) matched or was accurately derived from the applicable internal accounting and/or financial records of the Company, as applicable, and/or (ii) was accurately derived from applicable internal records or schedules of the Company prepared by management of the Company.

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Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand on this June 23, 2014.

Name:	Pete A. Meyers
Title:	Chief Financial Officer

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